                                                                    EXHIBIT 10.9

WHEN RECORDED RETURN TO:
Sidney N. Mendelsohn, Jr.
Mendelsohn, Oseran & Eisner, P.C.
2730 East Broadway, Suite 100
Tucson, Arizona  85716


                 DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT
                 ---------------------------------------------
                    OF LEASES AND RENTS AND FIXTURE FILING
                    --------------------------------------

DATE:        March 25, 1999

TRUSTOR:     MATRIX BANCORP, INC., a Colorado corporation
             1380 Lawrence Street, Suite 1400
             Denver, Colorado 80204

TRUSTEE: SIDNEY N. MENDELSOHN, JR., a member of the State Bar of Arizona 2730 E. Broadway Boulevard, Suite 100
             Tucson, Arizona  85716

BENEFICIARY: THE OHIO NATIONAL LIFE INSURANCE COMPANY
             One Financial Way
             Cincinnati, Ohio  45242
             Attention:  Mortgages & Real Estate

     Trustor, for itself and its successors and assigns, hereby irrevocably grants, conveys, transfers and assigns to Trustee, in trust, with power of sale, all that certain following described property and property rights, corporeal, incorporeal, tangible or intangible, or otherwise whatsoever (the "Property" or the "Premises") pursuant to this Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing (the "Deed of Trust"):

     I. All that certain real property situate in Maricopa County, Arizona, as described in Exhibit "A" annexed hereto and hereby incorporated by reference.
             -----------

     II.  TOGETHER WITH:

          (a) All buildings and improvements now placed as well as those hereafter to be placed both thereon and therein, all rents, issues and profits thereof, all present and future rights, interests, privileges and easements, held by or inuring to the benefit of Trustor, including, but not limited to, any interests of any common areas, common elements or common facilities, which are appurtenant to, belonging to or are necessary or convenient for the full use and enjoyment of the Property, all appurtenances, easements, reversions, remainders, water and water rights and water rights applications, pumps and pumping plants, pipes, flumes and ditches thereunto appertaining, all rights to the use of water as well as all rights in ditches for the irrigation of the Property, all shares of stock evidencing such rights or any of them.

          (b) To the extent owned or hereafter acquired by Trustor, all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment and machinery, including, without limitation, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, appliances, elevators and motors, bathtubs, sinks, water closets, basins, pipes, faucets and other air-conditioning, plumbing and heating fixtures, mirrors, mantles, refrigerating plant, carpeting, or other floor coverings, furniture, cooking apparatus and appurtenances, and all building and construction materials, supplies and equipment now or hereafter delivered to the Premises and intended to be installed therein or used in connection with the construction of improvements upon the Premises or used in connection with or in the operation of the Premises or any business conducted thereon; all other fixtures and personal property owned by Trustor of whatever kind and nature at present contained in or hereafter placed in any building standing on the Premises; and all renewals or replacements thereof or articles in substitution thereof; and all proceeds and profits thereof and all of the estate, right, title and interest of the Trustor in and to all property of any nature whatsoever, now or hereafter situated on the Premises which shall be deemed to be fixtures and an accession to the freehold and a part of the realty as between the parties hereto, and all persons claiming by, through or under them, and shall be deemed to be a portion of the security for the indebtedness herein mentioned and secured by this Deed of Trust. If the lien of this Deed of Trust on any fixtures or personal property be subject to a lease agreement, conditional sale agreement or chattel mortgage covering such property, then, in the Event of Default hereunder, all the rights, title and interest of the Trustor in and to any and all deposits made thereon or therefor are hereby assigned to the Trustee, together with the benefit of any payments now or hereafter made thereon, provided, however, that this sentence shall not be construed as a waiver by Beneficiary of its position that all lien rights granted hereunder are intended as paramount in priority to any other liens of any nature, except as provided in Paragraph 1.01. There is also transferred, set over and assigned by Trustor to Trustee, its successors and assigns, hereby, all leases and use agreements of machinery, equipment and other personal property owned by Trustor in the categories hereinabove set forth, under which Trustor is the lessee of, or entitled to use, such items, and Trustor agrees to execute and deliver to Trustee or Beneficiary of such leases and agreements when requested by Trustee or Beneficiary; but nothing herein shall obligate Trustee or Beneficiary to perform any obligations of Trustor under such leases or agreements unless it so chooses, which obligations Trustor hereby covenants and agrees to well and punctually perform.

          (c) All deposit and impound accounts, other accounts, accounts receivable, contract rights, chattel paper and general intangibles, including without limitation, trade names and trademarks relating solely to the ownership of, and construction of, improvements upon the Premises, which are now owned or hereafter owned or acquired by Trustor and/or in which Trustor now has, or at any time hereafter acquires, an interest and all renewals, replacements and substitutions thereof and additions thereto.

          (d) Any licenses, contracts, permits and agreements now or hereafter required or used by Trustor in connection with the design, construction, ownership, operation or maintenance of the Premises.

          (e) All proceeds realized from the property described in subparagraphs (b), (c) and (d) above.

          (f) All rents, issues, incomes, profits, revenues, royalties, bonuses, rights, accounts, contract rights, utility deposits and hook-up rebates, improvement district rebates, general intangibles and benefits under any and all leases or tenancies now existing or hereafter created of the Premises or any part thereof, with the right to receive and apply the same to the indebtedness secured hereby, and Trustee or Beneficiary may demand, sue for and recover such payments, but shall not be required to do so.

          (g) All judgments, awards of damages and settlements hereafter made as a result of or in lieu of any taking of the Premises or any part thereof or interest therein under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Premises or the improvements thereon or any part thereof or interest therein, including any award for change of grade of streets.

          (h) All insurance proceeds due under policies of insurance required to be kept under this Deed of Trust, all of which are assigned as additional and further security.

          (i) All architectural and engineering plans and specifications prepared for construction of improvements on the Premises and all studies, data, and drawings related thereto; and also all construction contracts and agreements of the Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data, and drawings or to the construction of improvements on the Premises.

     The items set forth in these subparagraphs (b) through (i) are sometimes hereinafter referred to as the "Collateral". This instrument is and shall be construed as both a deed of trust and a security agreement, and, to the extent that any of the property herein described, including, without limitation, the Collateral, is deemed to be personal property or fixtures or property not subject to an encumbrance upon real estate, Trustor hereby grants unto Beneficiary a security interest in and to such property pursuant to the Uniform Commercial Code as adopted by and now in effect in the State of Arizona.

     Trustor makes the foregoing grants to Trustee to hold the Property in trust for the benefit of Beneficiary and for the purposes and upon the terms and conditions hereinafter set forth.

     III.  FOR THE PURPOSE OF SECURING:

          (a) Payment of the sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) with interest thereon, late charges, attorneys' fees and other sums due according to the terms of that certain promissory note of even date herewith, executed and delivered by Trustor to Beneficiary, and any extensions, modifications, renewals or replacements thereof (the "Note").

          (b) Payment, with interest and other costs and charges thereon, in accordance with the terms of the obligation or obligations evidencing same, of any and all additional advances made by Beneficiary to Trustor under the Note and extensions, modifications, renewals or replacements thereof.

          (c) Payment of all obligations incurred, and of all monies expended or advanced, by the Beneficiary pursuant to the terms hereof, the terms of the Commitment for Loan and the modification/amendment thereof (collectively the "Loan Agreement"), or of such other instruments or documents relating to the indebtedness hereby secured (collectively, including the Loan Agreement and the Deed of Trust, the "Security Documents"), and payment of all monies expended or advanced by Beneficiary or on its behalf to preserve any right of Beneficiary hereunder, or to preserve any rights of Beneficiary under any other documents or instruments securing the Note, or to protect or preserve the Property or any part thereof, all of which are hereby declared to be a lien on the Property and secured hereby. If there is any conflict between the terms of the Loan Agreement and the Note or any of the Security Documents, then the terms of the Note or Security Documents shall prevail.

          (d) Provided, however, that if the Trustor shall pay or cause to be paid to the holder of the Note the principal and all accrued and unpaid interest to become due thereupon at the time and in the manner stipulated therein, shall pay or cause to be paid all other sums payable thereunder or hereunder and all indebtedness hereby secured, then, in such case, the estate, right, title and interest of the Trustee and Beneficiary in the Premises shall cease, determine and become void, and upon proof being given to the satisfaction of the Beneficiary that the Note, together with all accrued and unpaid interest thereon, have been paid or satisfied, and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Trustee or Beneficiary, and of any other sums as herein provided, the Trustee shall, upon receipt of the written request of the Beneficiary, reconvey, without warranty, the Property then held hereunder. The recitals in such reconveyance may be described as "the person or persons legally entitled thereto".


                                  ARTICLE ONE
                              Trustor's Covenants
                              -------------------

     Trustor covenants and agrees with Trustee and Beneficiary that:

     1.01  Title.
           -----

          (a) The Trustor warrants that it has good and marketable title to an indefeasible fee simple estate in the real estate as described in Exhibit
                                                                       -------
     "A" hereto, subject to no liens, charges or encumbrances, except as set
     ---
     forth on Exhibit "B" annexed hereto and hereby incorporated by reference
              -----------
     (such matters set forth on Exhibit "B" being hereinafter referred to as the
                                -----------
     "Permitted Exceptions"), and that Trustor has full power and authority to grant, bargain, sell and convey the Premises in the manner and form herein done or intended hereafter to be done; that this Deed of Trust is and shall remain a valid and enforceable first lien on the Premises subject only to the Permitted Exceptions; that Trustor and its successors and assigns shall warrant and defend the same forever against the lawful claims and demands of all persons whomsoever; and that this covenant shall not be extinguished by any exercise of power of sale, foreclosure, sale, acceptance of a deed in lieu of foreclosure or exercise of other remedies of Beneficiary hereunder, but shall run with the land.

          (b) Trustor has and shall maintain title to the Collateral, including any additions or replacements thereto, free of all security interests, liens and encumbrances, other than the security interest hereunder and other than as disclosed to and accepted by Beneficiary in writing. Trustor has the unrestricted power, right and authority to subject the Collateral to the security interest hereunder.

          (c) The Trustor shall, at the cost of the Trustor, and without expense to the Beneficiary, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as the Beneficiary shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto the Trustee or Beneficiary the Property rights hereby conveyed or assigned or which the Trustor may be or may hereafter become bound to convey or assign to the Trustee or Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust, and on demand, shall execute and deliver, and hereby authorizes the Trustee to execute in the name of the Trustor to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Collateral.

          (d) The Trustor forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, shall cause this Deed of Trust, and any security instrument creating a lien or evidencing the lien hereof upon the Collateral, and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by a present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of the Trustee or Beneficiary in, the Premises.

          (e) The Trustor shall pay all filing, registration or recording fees of this Deed of Trust and any deed of trust supplemental hereto, any security instrument with respect to the Collateral, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Collateral or any instrument of further assurance.

          (f) The Trustor shall do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and this state if other than its state of formation and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to Trustor or to the Premises or any part thereof.

          (g) The Trustor shall timely pay all installments of principal and interest and all other sums to be paid pursuant to the Note as therein specified and shall comply with all terms, provisions and performances as are required by the Security Documents and each of them.

     1.02  Taxes and Assessments.  The Trustor shall pay in full before
           ---------------------
delinquent and before any penalty or interest attaches, all general taxes and assessments, special taxes, special assessments, water charges, sewer service charges, and all other charges against the Property and shall furnish to Beneficiary official receipts evidencing the payment thereof; provided, however, that Trustor shall have no obligation to pay any such tax, assessment or charge which Trustor is duly contesting in good faith and at Trustor's sole expense. Trustor shall notify Beneficiary and shall indemnify Beneficiary against the sale, forfeiture of or creation of a lien against the Premises resulting from the Trustor's failure to pay the charges set forth in this paragraph 1.02.

     1.03  Taxes on Deed of Trust.  Trustor shall protect Beneficiary insofar as
           ----------------------
it may be lawful so to do, against any and all loss from any taxation on indebtedness or deeds of trust, direct or indirect, that may be or might be imposed on this Deed of Trust, or the lien of this Deed of

Trust on said Property, or upon the debt hereby secured, by any law, rule, regulation or levy of the Federal government or of the State of Arizona, or any political subdivision thereof, by the payment by the Trustor of any such tax or taxes, other than income taxes. Should the Trustor fail, neglect or refuse to pay before the same becomes delinquent any such tax or taxes, Beneficiary may, at its option, pay the same, and the amount or amounts thereof shall be secured by this Deed of Trust, shall be due and payable on demand, and shall bear interest at the Default Rate of Interest as defined in the Note, from the date of payment by Beneficiary. In the event the burden of any such taxation on indebtedness or deeds of trust cannot lawfully be shifted from Beneficiary to Trustor, Beneficiary may, at its option, declare the whole unpaid principal balance, together with accrued interest, due and payable thirty (30) days after notice to Trustor.

     1.04  Maintenance and Repair.  Trustor shall keep the Premises in good
           ----------------------
operating order, repair and condition and shall not commit or permit any waste thereof. Trustor shall make or cause to be made all repairs, replacements, renewals, additions or improvements and complete and restore promptly and in good workmanlike manner any building or improvements which may be constructed, damaged or destroyed thereon, and pay when due all costs incurred therefor. Trustor shall not remove from the Premises or demolish any of the property conveyed hereby, nor demolish or materially alter such Premises without the prior written consent of Beneficiary, except Trustor may alter the Premises without obtaining consent of Beneficiary if such alterations do not materially diminish its value or its ability to produce rental income and, further, Trustor may remove portions of the Property for purposes of repair and restoration which shall diligently thereafter be replaced. Trustor shall permit Trustee or Beneficiary or its agents the opportunity to inspect the Premises, including the interior of any structures, at any reasonable times, upon telephonic notice, and to protect and care for the same and enforce any rights of Beneficiary hereunder.

     1.05  Liens and Encumbrances.  The Trustor shall pay (or bond within ten
           ----------------------
(10) days after Trustor has knowledge of the recordation of any lien) when due all obligations, lawful claims or demands of any person which, if unpaid, might result in or permit the creation of a lien or encumbrance on the Premises or on the rents, issues, income and profits arising therefrom, whether such lien would be senior or subordinate hereto, including, but without limiting the generality of the foregoing, any claims of mechanics, materialmen, laborers and others for work or labor performed, or materials or supplies furnished, in connection with any work of demolition, alteration, improvement of or construction upon the Premises and in general will do or cause to be done everything necessary so the lien of this Deed of Trust shall be fully preserved, at the cost of the Trustor, without expense to the Trustee or Beneficiary. Beneficiary shall, upon notice of any such lien or encumbrance, remove the same by payment or bond.

     1.06  Compliance with Laws; Permits, Approvals, Zoning.
           ------------------------------------------------

          (a) Trustor shall comply with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Premises and the operation thereof. Trustor shall obtain and at all times keep in full force and effect such governmental and municipal approvals as may be necessary to comply with all environmental, ecological, handicap access and use, and other governmental requirements relating to the Premises or to the use or occupancy thereof, as such requirements may from time to time exist.

          (b) Trustor shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance (which may include dedications of a part of the Property as a condition of such zoning), or other public or private restrictions, limiting or defining the uses which may be made of the Property or any part thereof, without first obtaining the written consent of the Beneficiary, which will not be unreasonably withheld, provided such consent will not cause Beneficiary to incur any obligation or liability or result in diminution of value of the Property.

          (c) Neither Trustor nor Trustor's agents, representatives, tenants, nor third-parties in possession shall fail to comply fully with the requirements of the Americans with Disabilities Act and all regulations adopted pursuant thereto and any similar or corresponding state or local laws, ordinances and regulations (collectively, the "ADA").

          (d) Trustor, at Trustor's own expense, shall comply and cause its agents, employees, contractors, and invitees to comply with all present and hereinafter enacted Environmental Laws (as hereinafter defined), and any amendments thereto, affecting the use of the Property, or the operations of Trustor, Trustor's agents, representatives, tenants or third-parties in possession of the Property. The term "Environmental Laws" shall include, but not be limited to, all of the following: the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9601

     et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801 et
     -- ---                                                                  --
     seq.; the Resource Conservation and Recovery Act, 42  (S) 6941 et seq.; the
     ---                                                            -- ---
     Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq.; the Safe Drinking
                                                      -- ---
     Water Act, 42 U.S.C. (S) 300h et seq.; the Clean Water Act, 33 U.S.C. (S)
                                   -- ---
     1251 et seq.; the Clean Air Act, 42 U.S.C. (S) 7401 et seq.; the
          -- ---                                         -- ---
     Occupational Health and Safety Act, 29 U.S.C. (S) 651 et seq.; the Arizona
                                                           -- ---
     Hazardous Waste Management Act, A.R.S. (S) 49-921 et seq.; the Arizona
                                                       -- ---
     Environmental Quality Act, Laws 1986, Ch. 368; Laws 1987, Ch. 317, as amended; the Arizona Underground Storage Tank Regulation Act, A.R.S. (S) 49-1001 et seq.; and regulations or guidelines thereunder and any other
             -- ---
     federal, state or local laws, ordinances, rules, regulations and orders now in effect or hereinafter enacted that deal with the regulation or protection of the public health or environment (including the ambient air, groundwater, surface water, and land use, including sub-strata land). Neither Trustor nor Trustor's agents, representatives, tenants, nor third-parties in possession shall suffer or permit the Property or any portion thereof to be used as a site for the storage, disposal, use, generation or manufacture of any "Hazardous Materials", suffer or permit the Property to be contaminated by any Hazardous Materials or transport to or from the Property any Hazardous Materials except that cleaning substances may be stored and used at the Property in compliance with Environmental Laws. For the purpose of this Deed of Trust, Hazardous Materials shall include but shall not be limited to: (i) flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials and petroleum fuels or distillates; (ii) all substances defined as "hazardous substances," "hazardous materials," or "toxic substances" including, but not limited to, those regulated under the Environmental Laws, and under the rules, regulations and guidelines promulgated or adopted pursuant to those laws. Trustor agrees that in the event the Property or any condition existing thereon is ever determined by any court or governmental agency to be in violation of any Environmental Law or any ordinance or regulation relating to occupational health or safety, public health or safety or public nuisance or menace, Beneficiary, at its option, but without obligation to do so, may correct such condition or violation and in doing so shall conclusively be deemed to be acting reasonably and for the purpose of protecting the value of its collateral, and Beneficiary may charge all costs of correcting such condition or violation to Trustor, which amounts shall be due upon demand and secured hereby, and shall bear interest from the date expended by Beneficiary until paid at the rate set forth in the Note.

          (e) Trustor shall indemnify and hold Beneficiary harmless from all expenses of ADA compliance or any required remediation in connection with the ADA, and all expenses of clean-up, removal and/or correction of a condition or violation as set forth in subparagraph (d) above, occasioned by the violation of any Environmental Law or the discovery of any Hazardous Materials on or off of the Property, whether or not any demand for such action is made by any regulatory agency or demand for reimbursement is made for such clean-up or correction as performed by such an agency. Trustor shall provide notice to Beneficiary immediately upon the receipt of claims made by any third-party, including without limitation, governmental agencies, against Trustor or the Property because of environmental contamination of the Property or any portion thereof.

          Further, Trustor shall indemnify and hold Beneficiary harmless from and against all claims, demands, liabilities, costs and expenses, including, without limiting the generality of the foregoing, attorneys' fees, expert witness fees and all other costs of defense arising from, related to or connected with the generation, manufacture, storage, disposal, use, location, removal and/or transportation of any Hazardous Material to, upon or from the Property or the contamination of the Property by any Hazardous Material, whether or not such storage, disposal, use, location, transportation or contamination occurred before or after Trustor acquired or disposed of any interest in the Property or was or may be in whole or in part the result of any act or omission of any third party.

          (f) The provisions of this paragraph 1.06: (i) shall be binding on Trustor and any guarantor of the indebtedness secured hereby or of the Note and any successor in interest to Trustor or any such guarantor, jointly and severally, and (ii) shall survive and remain enforceable notwithstanding, and shall not merge in or be exonerated by the execution, delivery or acceptance of any deed in lieu of foreclosure or any trustee's or sheriff's deed upon foreclosure, by payment and satisfaction of the indebtedness secured hereby or by the release, satisfaction and discharge of this Deed of Trust.

     1.07  Insurance.
           ---------

           (a) Trustor shall keep the buildings and improvements and Collateral now existing or which hereafter may be erected, placed or situated on the Property continuously insured by policies of All Risk Replacement Cost Insurance, including fire and extended coverage for loss or damage by fire, tornado, windstorm, war risk (if available), flood (if the Property is in an area which considered a flood-risk area by the U.S. Department of Housing and Urban Development), in the amount of the full replacement costs of the buildings and improvements on the Property, but in no event less than the full balance of the Note remaining unpaid from time to time and in an amount sufficient to prevent Trustor from being a co-insurer of any loss, rental or business interruption insurance in an amount equal to not less than six (6) months gross scheduled rents form the Property for business losses sustained and expenses necessarily incurred to resume normal business operations as a result of interruption of business or the untenantability of the Property when the improvements thereon or Trustor's personal property is damaged as a result of peril required to be insured against hereunder, and such other insurance protection as may from time to time may be required by Beneficiary. This insurance shall not provide for a deductible of more than Five Thousand and no/100 Dollars ($5,000.00) without Beneficiary's prior written consent and it shall include "Agreed Amount" and "Inflation Guard" endorsements.

          (b) Trustor shall continuously maintain comprehensive personal liability insurance, with single limit coverage of not less than One Million Dollars ($1,000,000.00), naming as insured both Trustor and Beneficiary.

          (c) All insurance to be maintained by Trustor shall be with an insurance company or companies acceptable to Beneficiary, and shall be in form and content acceptable to Beneficiary, with loss, if any, payable to Beneficiary and Trustor as their interests may appear, pursuant to a standard trust deed beneficiary clause which shall be satisfactory to Beneficiary. All such policies shall provide that Beneficiary will receive thirty (30) days' written notice of cancellation, lapse or effectiveness or any material change in coverage or in the amounts of coverage. Upon the issuance of such policies, Trustor shall promptly deliver the originals thereof and all renewals thereof to Beneficiary or its designated agent. Trustor shall also deliver to Beneficiary evidence of the payment of premiums due on such policies at least thirty (30) days prior to the expiration of any existing or renewal policy. In the event of foreclosure of this Deed of Trust or other transfer of title to the Property in extinguishment of the indebtedness secured hereto, all right, title and interest of Trustor in and to any insurance policies then in force concerning the Property shall pass to the purchaser or Beneficiary, as the case may be.

            (d) Trustor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Beneficiary is included thereon under a Standard Trust Deed Beneficiary Clause acceptable to Beneficiary. Trustor shall promptly notify Beneficiary whenever any such separate insurance is taken out and shall promptly deliver to Beneficiary the policy or policies of such insurance. In the event of a foreclosure or other transfer of title to the Premises in lieu of foreclosure, or by purchase at the foreclosure sale, or by the exercise of power of sale, or otherwise, all interest in any insurance policies in force shall pass to Beneficiary, transferee or purchaser as the case may be.



     1.08   Condemnation and Casualty Damage.
            --------------------------------

            (a) The Trustor, promptly upon obtaining knowledge of the institution of any proceeding for the condemnation of the Premises or any portion thereof, shall notify Beneficiary of the pendency thereof. Trustor hereby assigns, transfers and sets over unto Beneficiary all compensation, rights of action, all proceeds to the extent necessary to pay and satisfy the Note in full of any award and any claim for damages for any of the Premises taken or damaged under the power of eminent domain or by condemnation or by sale in lieu thereof. In the event Beneficiary shall reasonably determine that Trustor is not making a reasonable, diligent effort to commence, appear in and prosecute any action or proceeding relating to any condemnation or other taking of the Property, Trustor authorizes Beneficiary, at Beneficiary's option, as attorney-in-fact for Trustor, to commence, appear in and prosecute, in Beneficiary's or Trustor's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The condemnation proceeds shall be promptly paid to Beneficiary and applied to reduce the indebtedness secured hereby, whether or not then due; provided however, Beneficiary, in its sole discretion and at its sole option, after deducting therefrom all reasonable expenses, including attorneys' fees, may apply the proceeds of the award for restoration or rebuilding of the Premises in a commercially viable manner. Such proceeds shall be made available in the manner and upon the conditions that the Beneficiary may require in the manner provided under paragraph 1.08(b), including the right to require Trustor to deposit with Beneficiary any deficiency between the proceeds and the cost of restoration. If the proceeds are made available by the Beneficiary to reimburse Trustor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall, at the option of the Beneficiary, be applied on account of the indebtedness secured hereby or be paid to Trustor. Trustor agrees to execute such further assignments of any compensation, award, damages, right of action and proceeds as Beneficiary may require.

           (b) Trustor shall promptly notify Beneficiary of any loss or damage to the Property, whether covered by insurance or not. In the event of loss or damage by fire or any other hazard or casualty against which insurance shall have been required by Beneficiary, Trustor shall promptly make proof of loss; provided, however, in the event Trustor does not diligently proceed to make proof of loss and attempt to diligently in good faith settle and adjust any claim under the insurance policies, then Beneficiary reserves the right to settle and adjust any claim under such insurance policies. Trustor hereby authorizes and directs any insurer to pay insurance proceeds directly to Beneficiary at its option, instead of jointly to Trustor and Beneficiary. The insurance proceeds shall be received by Beneficiary and, in Beneficiary's sole discretion and at its sole option, applied to reduce the indebtedness secured hereby, whether or not then due, or held by it as trustee and along with Trustor's deposits as hereinafter provided in this Paragraph made available to Trustor for the reconstruction or repair as the work progresses, no less frequently than on a monthly basis, upon certificates by architects licensed to do business in Arizona showing the application of the amount paid for such repairs, rebuilding or reconstruction. Prior to the commencement of such reconstruction or repair, Trustor shall at its expense prepare all plans and specifications necessary for such restoration or repair (which plans and specifications shall be subject to Beneficiary's reasonable approval, and Beneficiary shall have the right to impose reasonable requirements in connection therewith and with said repairs) and submit the same to Beneficiary, together with evidence reasonably acceptable to Beneficiary setting forth the total expenditure needed for such restoration and repair based upon a bonded, fixed-price contract with a reputable contractor reasonably acceptable to Beneficiary. In the event the insurance proceeds are insufficient to complete such repair or restoration in the opinion of the architects based upon fixed price contract bids or proposals, then Trustor shall, within ten (10) days of executing any contract for repair or restoration, deposit with Beneficiary an amount equal to the difference between the insurance proceeds deposited with Beneficiary and the total contract price for such restoration and repair. Trustor may then commence such restoration or repair, and disbursements shall be made from said account for such restoration or repair in accordance with a disbursement schedule, and subject to other terms and conditions acceptable to Beneficiary, provided that such disbursements shall be charged first against funds deposited in said account by Trustor and, second, after such funds are exhausted, against the insurance proceeds deposited therein.

     1.09  Indemnification; Legal Fees.
           ---------------------------

           (a) If any action or proceeding is commenced to which action or proceeding the Trustor or Beneficiary is made a party, or in which it becomes necessary to defend or uphold the lien of this Deed of Trust, the Trustor shall appear in and defend any suit, action or proceeding that might in any way, and in the sole judgment of Beneficiary, materially adversely affect the value of the Property, the title to the Property, the priority of this Deed of Trust, or the rights and powers of Trustee or Beneficiary. Beneficiary may, at its option, appear in and defend any such suit, action or proceeding, and may pay, purchase or contest any adverse claim, encumbrance, charge or lien, that in the judgment of Beneficiary appears to be prior or superior to the lien of this Deed of Trust. Trustor shall, at all times, indemnify, hold harmless and, on demand, reimburse Beneficiary for any and all loss, damage, expense or cost, including cost of evidence of title and accountants' and attorneys' fees, arising out of or incurred in connection with any such suit, action or proceeding, including any action before the Federal Bankruptcy Court, and the sum of such expenditures shall be secured by this Deed of Trust and shall bear interest at the rate provided in the Note secured hereby and shall be due and payable on demand. Trustor shall pay cost of suit, cost of evidence of title and reasonable attorneys' fees in any proceeding or suit brought by Trustee or Beneficiary to foreclose this Deed of Trust.

          (b) In the event that it becomes necessary for the Beneficiary to employ legal counsel or to take legal action to collect the indebtedness secured hereby, to enforce any provision hereof, or to protect any of Beneficiary's rights hereunder, Trustor agrees to pay to Beneficiary, in addition to taxable costs of any legal proceeding or action, reasonable attorneys' fees actually incurred, and all costs of preparation and conduct of such proceedings, including costs of title searches and title policy commitments, all of which shall be a lien upon the Property and secured by these presents, and all of which shall be payable whether suit be brought or not and whether through courts of original jurisdiction, appellate courts, Bankruptcy Court or through other legal proceedings. If one or more of the Events of Default (as hereinafter defined) shall happen, Trustor shall pay to the Trustee, on demand, all reasonable costs, charges, fees and disbursements of the Trustee chargeable or incurred in the administration and the performance of its powers and duties hereunder.

     1.10  Advances; Substitute Payment or Performance by Beneficiary.
           ----------------------------------------------------------

           (a) Except as may be otherwise provided in this Deed of Trust, should Trustor fail to pay or perform when required hereunder any obligation of Trustor hereunder, Beneficiary may, but shall not be obligated to, without regard to the adequacy of its security and without prejudice to its right to declare a default hereunder, pay or perform the same without notice to or demand upon Trustor. The payment by Beneficiary of any delinquent tax, assessment or governmental charge, or any lien or encumbrance which Beneficiary in good faith believes might be prior hereto, or any insurance premium for insurance which Trustor is obligated to provide hereunder but which Beneficiary in good faith believes has not been supplied, shall be conclusive between the parties as to the legality and amount so paid. Beneficiary shall be subrogated to all rights, equities and liens discharged by any such expenditure. After any default hereunder and whether or not an action is instituted to enforce any provision of the Note, hereof or any other instrument securing the Note, Trustor promises to pay to Beneficiary any reasonable sums incurred in good faith by Beneficiary for attorneys' fees and costs to enforce such obligations or to protect or enforce any of Beneficiary's rights hereunder. Any amounts so paid pursuant to this paragraph 1.10, or the cost of such performance, together with all costs and expenses incurred by Beneficiary in connection with such payment or performance, and any amounts for which Trustor is specifically obligated to reimburse Beneficiary or Trustee pursuant to provisions of this Deed of Trust, including reasonable attorneys' fees and interest on all such amounts at the rate of interest provided in the Note which applies after a default of the Maker therein (the Trustor herein) from the date paid by Beneficiary until repaid to Beneficiary, shall be payable by Trustor to Beneficiary immediately upon notice to Trustor of the amount owing, without further demand and shall be secured by this Deed of Trust.

          (b) If any permitted subordinate mortgage, deed of trust or other lien or encumbrance (the "Encumbrance") shall be in default by reason of non-payment of principal or interest, or for any reason, Beneficiary may, but shall not be obligated to, cure such default with notice to Trustor and the cost of curing such default, with interest at the Default Rate of Interest as defined in the Note, shall be added to the indebtedness secured by this Deed of Trust and may be collected from Trustor upon demand at any time after the time of such advance or advances, and the Beneficiary shall be subrogated to the rights of the lienholder so paid. The Trustor, immediately upon receiving any written notice of any default under any Encumbrance, shall give written notice thereof to Beneficiary and shall give to Beneficiary promptly upon receipt thereof, a true copy of each and every notice, summons, legal process, legal paper or other communication relating in any way to any Encumbrance or to the performance or enforcement thereof, or to any default thereunder.

          (c) Trustor agrees to make monthly deposits in an account with Beneficiary, which account shall be subject to the control of Beneficiary, of a sum equal to one-twelfth (1/12) of the yearly taxes and assessments which may be levied against the Premises, and the annual premiums to become due for all insurance policies required hereunder. The amount of such taxes, assessments and insurance premiums, when unknown, shall be estimated by Beneficiary. Such deposits shall be used by Beneficiary to pay such taxes, assessments and insurance premiums, if such accumulated funds are sufficient to pay the same. Any insufficiency of such account to pay such charges as aforesaid shall be paid by Trustor to Beneficiary on demand. Beneficiary is further authorized to withhold from the proceeds of any loan secured by this Deed of Trust, or to require additional deposits by Beneficiary of, monies to create a deposit sufficient, when added to the monthly deposits to be made by Trustor prior to the next due dates for such insurance premiums and taxes and assessments respectively, to pay such next due insurance premiums, taxes and assessments. If, by reason of any default by Trustor under any provision of this Deed of Trust, Beneficiary declares all sums secured hereby to be due and payable, Beneficiary then may apply any funds in said account against the entire indebtedness secured hereby. The enforceability of the covenants relating to taxes, assessments and insurance herein otherwise provided shall not be affected except insofar as those obligations have been met by compliance with this paragraph. Beneficiary may from time to time at its option waive, and after any such waiver reinstate, any or all provisions hereof requiring such deposits, by notice to Trustor in writing. While any such waiver is in effect, Trustor shall pay taxes and assessments as herein elsewhere provided. Such deposits and the funds in said account may be commingled with other deposits and funds held by Beneficiary, and Beneficiary shall not be liable to Trustor for any interest on such deposits and funds, or for Beneficiary's commingling or use thereof, provided that monies in equivalent amount to those deposited by Trustor are utilized in the manner and for the purposes hereinabove specified.

     1.11  Time.    The Trustor agrees that time is of the essence hereof in
           ----
connection with all obligations of the Trustor herein or in said Note or any other instruments constituting additional security for said Note.

     1.12  Estoppel Certificates; Financial Statements.  The Trustor within ten
           -------------------------------------------
(10) days after request from the Beneficiary, shall furnish a duly acknowledged written statement setting forth the unpaid balance of the debt secured by this Deed of Trust, the date to which interest has been paid, copies of all documents, instruments and modifications evidencing or securing the debt, and stating either that no defaults, set-offs or defenses are alleged to exist, or if any exist, the nature and amount thereof.

     1.13  Assignment of Rents and Leases.
           ------------------------------

           (a) As additional and collateral security for the payment of the Note and all sums to become due under this Deed of Trust, Trustor hereby assigns to Beneficiary all leases, rents and other revenues, rights and benefits accruing to Trustor hereunder, (including, without limitation, rents received by Trustor as Landlord under that certain Lease dated November 30, 1998, as amended on February 17, 1999, in which Matrix Financial Services Corporation is the "Tenant" of the Premises (the "Matrix Lease"), and all present and future leases (including all other agreements by which occupancy of the Premises is granted) on the Premises or any part thereof (collectively, the "Leases"), with the right to receive the same and apply them to the Note or other indebtedness secured hereby. Although the interest of the Beneficiary by virtue of the foregoing assignment shall be deemed to be vested and choate as of the date hereof, Trustor may collect and retain such rents and other revenues until Beneficiary gives written notice of its intention to collect such amounts. Beneficiary shall not give such notice unless an Event of Default has occurred. Upon giving such notice, Beneficiary is thereupon further authorized, at its option, to execute and deliver to the holder of any such Lease upon the Premises binding receipts for any payments made under the terms of any such Lease or Leases and to demand, sue for and recover any such payments when due. Trustor shall not (i) anticipate any rents (except for a period of one month) that may be collectible under such lease or that may have been assigned to Beneficiary; (ii) further assign any such Lease or any such rents; (iii) amend or modify the terms of the Matrix Lease, except within sixty (60) prior to the Termination Date of the Lease as the term may be extended by Trustor, Trustor shall provide Beneficiary with a written copy of a fully executed non-cancellable agreement for the extension of the term of the Matrix Lease for one (1) additional year at a monthly rent of not less Thirty Thousand Six Hundred Twenty-Four Dollars ($30,624.00); and (iv) enter any lease except as such is approved in writing by Beneficiary. This Assignment shall terminate and become null and void upon release of this Deed of Trust.

          (b) Upon Beneficiary's request, Trustor shall give Beneficiary separate specific assignments of rents and leases covering some or all of the leases, the terms of such assignments being incorporated herein by reference. Unless otherwise specified by Beneficiary in writing, all existing and future leases for the use or occupancy of all or any part of the Premises shall be made and entered only on written lease agreement forms, which forms shall have been previously approved by Beneficiary in writing, and shall be inferior to the lien of this Deed of Trust. Trustor hereby appoints Beneficiary its attorney-in-fact, coupled with an interest, and power in Beneficiary to subordinate any leases to this Deed of Trust. Beneficiary reserves the right throughout the term of this Deed of Trust to require that specific leases be made superior to this Deed of Trust.

          (c)  After an Event of Default, all rents collected by Trustor shall be applied in any manner that Beneficiary deems advisable and without regard to the manner and priorities set forth in the Assignment of Leases and Rents. Receipt by Beneficiary of such rents, issues and profits shall not constitute a waiver of any right that Beneficiary may enjoy under this Deed of Trust or under the laws of Arizona, nor shall the receipt and application thereof cure any default hereunder nor affect any foreclosure proceeding or any sale authorized by this Deed of Trust and the laws of Arizona, unless such rental amounts under applicable law effect a reinstatement hereunder.

          (d) In the event the Beneficiary shall institute judicial proceedings to foreclose the lien hereof, and shall be appointed as mortgagee in possession of the Premises, the Beneficiary during such time as it shall be mortgagee in possession of the Premises pursuant to an order or decree entered in such judicial proceedings, shall have, and the Trustor hereby gives and grants to the Beneficiary, the right, power and authority to make and enter into leases of the Premises or portions thereof for such rents and for such periods of occupancy and upon such conditions and provisions as such mortgagee in possession may deem desirable and Trustor expressly acknowledges and agrees that the term of any such lease may extend beyond the date of any sale of the Premises pursuant to a decree rendered in such judicial proceedings; it being the intention of the Trustor that while the Beneficiary is a mortgagee in possession of the Premises and pursuant to an order or decree entered in such judicial proceedings, such Beneficiary shall be deemed to be and shall be the attorney in fact of the Trustor for the purpose of making and entering into leases of parts or portions of the Premises for the rents and upon the terms, conditions and provisions deemed desirable to such Beneficiary and with like effect as if such leases had been made by the Trustor as the owner in fee simple of the Premises free and clear of any conditions or limitations established by this Deed of Trust. The power and authority hereby given and granted by the Trustor to the Beneficiary shall be deemed to be coupled with an interest and shall not be revocable by Trustor.

     1.14 Personal Property Security Interest.
          -----------------------------------

          (a) This Deed of Trust shall cover and encumber the Collateral. All of the Collateral, to the fullest extent permitted by law, shall be deemed fixtures and a part of real property, but, whether or not such property is deemed a fixture and a part of real property, it shall be fully subject to this Deed of Trust. This Deed of Trust shall constitute a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the State of Arizona ("UCC") as to the property described in this paragraph 1.14(a) and as to any other property covered and encumbered by this Deed of Trust as to which the provisions of such Article 9 of the UCC may apply, and is intended to create a security interest in such property in favor of Beneficiary. This Deed of Trust shall be self-operative with respect to such property, but Trustor agrees to execute and deliver on demand such security agreements, financing statements and other instruments as Beneficiary may request in order to impose or perfect the lien hereof more specifically upon any of such property. If the lien of this Deed of Trust on any property is now, or shall hereafter be, subject to a prior security interest covering such property, by reason of a purchase money security interest or otherwise, then all the right, title and interest of Trustor in and to any and all deposits thereon is hereby assigned to Beneficiary, together with the benefit of any payments now or hereafter made thereon. The foregoing sentence shall not operate as the Beneficiary's consent to any such security interest.

          (b) In the event Trustor owns or acquires only a lessee's interest in any such personal property, then, in addition to the foregoing requirements, before any of said personal property is placed in, on or about the premises or improvements at any time situate thereon:

                    (i) The written approval of Beneficiary to the leasing agreements under which Trustor owns or acquires such lessee's interest shall have first been obtained, and

                    (ii) All consents of the lessor of any such leasing agreements to such security interest of Beneficiary, and all agreements of the lessor in favor of Beneficiary deemed necessary by Beneficiary, shall first have been obtained to the satisfaction of Beneficiary.

          (c) Trustor agrees that all property of every nature and description, whether real or personal, covered by this Deed of Trust, together with all personal property in which Beneficiary has a security interest by reason of a separate agreement or instrument, are encumbered as one unit, and that, upon default by Trustor under or with respect to any of the obligations, or under any other instrument executed in favor of Beneficiary to secure the obligations and such security interests of Beneficiary may, at Beneficiary's option, pursuant to A.R.S. (S) 47-9501(D) be foreclosed or sold in the same proceeding, and all of the premises (both realty and personalty) may, at Beneficiary's option, be sold as such in one unit as a going business, subject to the provisions of A.R.S. (S) 33-810(A). The filing or recording of any financing statement relating to any personal property or rights or interests generally or specifically described herein shall not be construed to diminish or alter any of Beneficiary's rights or priorities hereunder.

          (d) Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing. In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interest described herein shall not be construed to diminish any right or priority hereunder.

     1.15  Due on Sale or Encumbrance.    Trustor acknowledges that Beneficiary
           --------------------------
( and not any subsequent transferee), in making the loan secured hereby, has recognized and relied upon the financial strength and operating ability of the Trustor. In the event the Trustor voluntarily, involuntarily or by operation of law, shall sell, convey, transfer, further mortgage or encumber or dispose of the Property or any part thereof, or any interest therein, or agrees so to do (the "Transfer"), without the written consent of Beneficiary being first obtained (which shall not be unreasonably withheld, taking into consideration those matters, among others, as set forth in subparagraphs [i] through [iv]), the Beneficiary, at its sole option and within its sole discretion, may declare the entire indebtedness secured hereby to be due and payable in full and call for payment of the same in full at once, including a prepayment premium equal to the premium due in the case of an acceleration of the Note after default as provided in the Note. Trustor shall not change or dissolve its corporate status without the prior written approval of Beneficiary which shall not be unreasonably withheld. Beneficiary agrees not to unreasonably withhold its consent to a transfer of interest to any family members for estate planning purpose which aggregate less than voting control of Trustor. In the event Trustor shall request the consent of Beneficiary to the Transfer or the stock transfer(s) or corporate dissolution or change of Borrower, Trustor shall deliver complete information regarding such Transfer with the request and shall allow the Beneficiary at least thirty (30) days for evaluation of such request. Consent as to any one Transfer shall not be deemed to be a waiver of the right to require consent to future Transfers and such consent shall not release the Trustor from any obligations hereof, the Note or of any of the Security Documents. The Beneficiary shall be entitled to consider, or to receive, as appropriate, among other matters, the following with respect to the approvals requested for a Transfer or for a change or dissolution of Trustor's status:

               (i) A title report as of the date of the Transfer showing no adverse title consequences since the date hereof; reports of the creditworthiness, financial strength and proven commercial real estate experience of the assuming person or entity as determined by Beneficiary in its sole and good faith discretion after review of all relevant information requested by Beneficiary (the Beneficiary hereby reserving the right to require professional leasing and management of the Premises by a company approved by Beneficiary pursuant to a contract in form and content acceptable to Beneficiary);

               (ii) Such reasonable consideration as Beneficiary may determine and an administrative fee for all costs and expenses of review and processing such assumption and Transfer, including, without limitation, attorneys' fees; and

               (iii) The Beneficiary's satisfaction that the assignee can repay the Note from sources other than the operation or sale of the Premises.

               (iv) From the assuming person or entity an assumption agreement in form and content acceptable to Beneficiary and its counsel evidencing the assumption of the obligation to pay the Note and all other sums secured hereby and perform the other terms and conditions of the Deed of Trust and guaranties as required by the Beneficiary.

     1.16 Operating Statements; Financial Statements.
          ------------------------------------------

          (a) Trustor, within ninety (90) days after the end of each fiscal year during the term hereof, will furnish to Beneficiary detailed income and expense statements for the Property, which shall be prepared by a certified public accountant and satisfactory to Beneficiary. The financial and operating statements shall include, without limitation, a balance sheet and a profit and loss statement all, in reasonable detail and conforming to generally accepted accounting principles, shall be prepared at Trustor's expense and shall be satisfactory in form and content to Beneficiary. In the event Trustor fails to furnish any such statements, Beneficiary may cause an audit to be made of the respective books and records at the sole cost and expense of Trustor. Beneficiary also shall have the right to examine at their place of safekeeping at reasonable times all books, accounts and records relating to the operation of the Premises. Trustor, within ninety (90) days after the end of each calendar year during the term hereof shall furnish Beneficiary with audited financial statements of both Borrower and Matrix Financial Corporation..

     (b) Trustor shall, until the full release of this Deed of Trust, deliver to Beneficiary on an semi-annual basis within thirty (30) days following January 1 and July 1 of each Loan Year (as that term is defined in subparagraph (c) below) a rent roll for the Property certified by the officer of Trustor stating (i) the names of all tenants, (ii) the amount of space leased to each tenant and their suite number, (iii) the annual rent being paid by each tenant, (iv) the rent per square foot paid by each tenant, (v) common area, participation or expense reimbursement paid by each tenant, (vi) lease expiration date and options available for each tenant, and (vii) vacant space with a suit designation for each vacant space.

     (c)   For the purpose of this subparagraph "Loan Year" means each twelve
(12) month period beginning on the date of the first installment payment due under the terms of the Note and each anniversary thereafter. Beginning during the last sixty (60) days of the first Loan Year and during the last sixty (60) days of each Loan Year thereafter, Trustor shall extend the Matrix Lease for an additional one (1) year term, thus providing for a minimum remaining term under the Matrix Lease of five (5) years. Trustor will deliver to Beneficiary annually a copy of the executed, non-cancelable lease extension in form and content and on terms and conditions satisfactory to Beneficiary.

     1.17  Representations and Warranties of Trustor.  The Trustor hereby
           -----------------------------------------
represents and warrants as follows:

           (a) Trustor is a duly formed, validly existing Colorado corporation qualified to do business in the State of Arizona, and Trustor has been duly authorized to incur the indebtedness evidenced by the Note and grant this Deed of Trust and enter into other instruments executed and delivered to Beneficiary concurrently herewith or in connection with the Note.

           (b) This Deed of Trust, the Note and all other instruments executed and delivered to Beneficiary concurrently herewith are valid and legally binding obligations and undertakings of the Trustor and will not conflict with or cause a breach or default in any of the other obligations or undertakings of the Trustor.

           (c) The execution and delivery of this Deed of Trust, the Note and any other instruments executed and delivered to Beneficiary concurrently herewith, and the full and complete performance of the provisions hereof and thereof will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than those contained herein or in any instrument delivered to Beneficiary concurrently herewith) upon any property or assets of Trustor under any indenture, mortgage, deed of trust, bank loan, or credit agreement or other instrument to which Trustor is a party or by which Trustor is bound.

           (d) The indebtedness hereby secured is solely for the purpose of carrying on a business or commercial investment.

           (e) That, to best of Trustor's knowledge after investigation and inquiry, the Property is in all respects in compliance with all Federal, State of Arizona and local laws, ordinances and regulations relating to industrial hygiene, environmental protection, occupational health and safety, public health and safety or public nuisance or menace, including, without limitation, the Resource Conservation and Recovery Act, 42 U.S.C.
     (S)(S)

     6901, et seq., the Comprehensive Environmental Response Compensation
           -- ---
     and Liability Act of 1980, 42 U.S.C. (S)(S) 9600, et seq. and the Superfund
                                                       -- ---
     Amendments and Reauthorization Act thereof, the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601, et seq., the Clean Air Act, 42 U.S.C. (S)(S)
                                 -- ---
     7401, et seq., and the Clean Water Act, 33 U.S.C. (S)(S) 1251, et seq., and
           -- ---                                                   -- ---
     the 1984 amendments to the Resource Conversation and Recovery Act pertaining to underground storage tanks, 42 U.S.C. (S)(S) 6991(a), et seq.,
                                                                        -- ---
     and the laws of the State of Arizona pertaining to the environment as modified and Arizona Revised Statutes Title 49 or ]otherwise relating to soil, ambient air and waters of any classification and similar environmental conditions on site and off site of the Property. Further, the Property has never been used and will not be used by Trustor or a third party (including without limitation, any lessee) to generate, manufacture, store, dispose of or otherwise deal with or transport to or from, any petroleum-based products or Hazardous Materials; provided, however, Trustor has and may hereafter store and use cleaning substances in compliance with all Environmental Laws.

          (f) That Trustor has investigated the current and prior uses of the Property and that there have been no releases, disposal, discharges or leaks of Hazardous Materials on or from the Property.

          (g) That Trustor is not required to obtain any permits or licenses pursuant to any of the laws referenced in subparagraph 1.06(e) above in connection with the use, operation and enjoyment of the Property and/or the business conducted thereon.

          (h) That the Property is zoned for the operation of an office building and there are no violations of any zoning ordinances affecting the Property.

          (i) That to the best of its knowledge, after due and diligent inquiry, the improvements constructed on the Property and their use comply fully with (and no notices of violations have been received in connection with) zoning, planning, building, health, fire, traffic, safety and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property. The zoning approval for the Property is not dependent upon the ownership or use of any other property or rights which are not included within the definition of the Property and thereby subject to the Deed of Trust.

          (j) All authorizations, licenses and permits, operating permits and all other authorizations or permits required to allow the improvements constructed on the Property to be fully operated have been obtained, paid for and are in full force and effect.

          (k) All improvements on the Property including but not limited to parking areas, building entrances, common areas within the improvements to the Property and as otherwise presently situated or which will be constructed on the Property are or will be, as applicable, in full compliance with all applicable requirements of the ADA.

     The aforesaid representations and warranties of Trustor shall survive and remain enforceable notwithstanding, and shall not merge in or be exonerated by the execution, delivery or acceptance of any deed in lieu of foreclosure or any trustee's or sheriff's deed upon foreclosure, by payment and satisfaction of the indebtedness secured hereby or by the release, satisfaction and discharge of the indebtedness secured hereby or by the release, satisfaction and discharge of this Deed of Trust and shall inure to the benefit of the Beneficiary and Trustee, and their respective successors and assigns.

                                  ARTICLE TWO
                                    Default
                                    -------

     2.01  Events of Default.  One or more of the following events ("Events of
           -----------------
Default") shall be deemed a default hereunder:

          (a) Failure to make any payment or perform any monetary obligation under the Note, the Deed of Trust or other Security Document on the due date; provided, however, Beneficiary shall not institute a judicial foreclosure unless Trustor fails to cure such default within ten (10) days after Beneficiary gives Trustor written notice of the default as provided in Paragraph 3.08 hereof;

          (b) Failure to perform any other obligation (i.e., an obligation which does not involve the payment of money or the fulfillment of a monetary obligation) within thirty (30) days after Beneficiary gives Trustor written notice of default as provided in Paragraph 3.08 hereof; or

          (c) Breach of any warranties or material representations or breach of any of the covenants of Trustor, including, without limitation, those as set forth in paragraphs 1.06 and 1.17 hereof;

          (d) Any breach or default under or the institution of foreclosure or other proceedings to enforce any permitted junior mortgage, deed of trust, contract for sale of real estate, or other security interest or other lien or encumbrance of any kind upon the Premises, or any portion thereof, and the subordination agreements pertaining thereto unless such foreclosure or proceeding is dismissed or stayed, prior to the conclusion of the Beneficiary's remedies herein, in which event the Note and this Deed of Trust shall be reinstated;

          (e) Should the then current owner of the Property or any guarantor of the Note secured hereby, as the case may be:

                (i) file a petition under any chapter of the Federal Bankruptcy Code or any similar law, state or federal, whether now or hereafter existing; or

               (ii) in any involuntary bankruptcy case commenced against any of them: (l) file an answer admitting that it is generally not paying its debts as such debts become due, (2) fail to obtain a dismissal of such case within forty-five (45) days of its commencement, (3) convert the case from one chapter of the Bankruptcy Code to another chapter of the Bankruptcy Code, or (4) be the subject of an order for relief in such bankruptcy case; or

               (iii) have a "trustee", as that term is defined in the Federal Bankruptcy Code, appointed for it, or have any court take jurisdiction of its property, or substantially all thereof, in any voluntary proceeding for the purpose of reorganization, arrangement, dissolution, or liquidation, if such custodian shall not be discharged or if such jurisdiction shall not be relinquished, vacated or stayed on appeal within forty-five (45) days of the appointment; or

               (iv)  make an assignment for the benefit of its creditors; or

               (v) consent to the appointment of a "trustee", as that term is defined in the Bankruptcy Code, of all of its property or substantially all thereof.

          (f) Notice is received by Trustor from any environmental protection agency that the Property or any portion thereof is or may be in violation of any federal, state or local laws, ordinances or regulations adopted in connection with the protection of the environment, whether any clean-up or corrective measures with respect thereto may be or is required and Trustor fails to immediately transmit such notice to Beneficiary or such notice is received by Trustor, Trustee or Beneficiary and Trustor fails (i) to promptly respond thereto as may be required by law or regulation, (ii) to develop a plan of remediation if such is required by law, regulation or Beneficiary, (iii) to develop a plan of remediation which is acceptable to the governmental authority having jurisdiction or Beneficiary, or (iv) to contest any required clean-up or remediation in the manner prescribed by law or if such contest is unsuccessful fails to timely undertake such clean-up or remediation as may then be required.

          (g) Failure to deliver to Beneficiary as and when required the copy of the non-cancellable extension of the Matrix Lease as provided in paragraph 1.13(a)(iii) hereof and such failure continues for a period of five (5) days after Beneficiary gives Trustor written notice of such failure or the termination of the Matrix Lease prior to repayment in full of the Note.

     2.02  Remedies.
           --------

          (a) Upon and after any such Event of Default, the Beneficiary may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, all premiums payable thereunder and all other obligations of Trustor hereunder to be due and payable immediately, and upon any such declaration, the principal of the Note and said accrued and unpaid interest shall become and be immediately due and payable, anything in the Note or in this Deed of Trust to the contrary notwithstanding.

          (b) During the existence of an Event of Default, the Trustee or Beneficiary personally, or by its agents or attorneys, may enter into and upon all or any part of the Premises, and each and every part thereof, and may exclude the Trustor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Premises and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, the Trustee or Beneficiary at the expense of the Trustor, from time to time, either by purchase, repairs or construction, may maintain and restore the Premises, may complete the construction of the improvements and in the course of such completion may make such changes in the contemplated improvements as it may deem desirable and may insure the same, and likewise, from time to time, at the expense of the Trustor, the Trustee or Beneficiary may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable; and in every such case the Trustee or Beneficiary shall have the right to manage and operate the Premises and to carry on the business thereof and exercise all rights and powers of the Trustor with respect thereto, either in the name of the Trustor or otherwise as it shall deem best; and the Trustee or the Beneficiary shall be entitled to give notice to any and all lessees and tenants under leases that all rent shall be paid to Beneficiary (whether or not the Beneficiary has entered or taken possession of the Property), to rent and lease the Property or portions thereof to such persons, for such periods of time, and on such terms and conditions as Beneficiary, in its sole discretion, may determine, to collect and receive all earnings, revenues, rents, issues, profits and income of the Premises and every part thereof, all of which shall for all purposes constitute property of the Beneficiary; and

          (c) Upon and after any such Event of Default, the Beneficiary shall have all of the remedies of a Secured Party under the Uniform Commercial Code of Arizona, including without limitation, the right and power to sell, or otherwise dispose of, the Collateral, or any part thereof, and for that purpose may take immediate and exclusive possession of the Collateral or any part thereof, and with or without judicial process, enter upon any Premises on which the Collateral, or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned, or at Beneficiary's option, Trustor shall assemble the Collateral and make it available to the Beneficiary at the place and at the time designated in the demand.

                Beneficiary shall be entitled to hold, maintain, preserve and prepare the Collateral for sale. Beneficiary, without removal, may render the Collateral unusable and dispose of the Collateral on the Trustor's Premises. To the extent permitted by law, Trustor expressly waives any notice of sale or other disposition of the Collateral and any other right or remedy of Trustor existing after default hereunder, and to the extent any such notice is required and cannot be waived, Trustor agrees that, as it relates to this paragraph (c) only, if such notice is marked, postage prepaid, to the Trustor at the above address at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

          (d) The Trustee may, and upon the written request of Beneficiary shall, with or without entry, personally, or by its agents or attorneys, insofar as applicable:

               (i) Sell the Premises and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place, upon such terms and after such notice thereof as may be required or permitted by law at public auction to be the highest bidder for cash, in lawful money of the United States, payable at the time of sale. If Beneficiary desires Trustee to exercise the power of sale granted hereby, it shall execute and deliver to Trustee a written declaration of default and demand for sale and shall surrender to Trustee this Deed of Trust, the Note and all documents evidencing any expenditures hereunder, together with such other documents as the Trustee may reasonably require. Beneficiary shall also execute and deliver to Trustee all notices to Trustor, if any, that must be signed by Beneficiary. Upon receipt thereof, Trustee shall sell the property as provided by law. Trustee may postpone the sale as provided by law; or

               (ii) Institute proceedings for the complete or partial foreclosure of this Deed of Trust as a mortgage; or

               (iii) Apply to any court of competent jurisdiction for the appointment of a receiver or receivers to take charge of all of the Property, to manage, operate and carry on any business then being conducted thereon, or that could be conducted thereon, and to carry on, protect, preserve, replace and repair the Property, and receive and collect all the rents, issues and profits thereof and to apply the same first to the payment of receiver's expense for management, operation and protection of the business and the Property, and then in the manner provided in paragraph 1.13(c) hereof. Upon appointment of such receiver, Trustor will deliver possession of the Premises to the receiver forthwith;

               (iv) Take such steps to protect and enforce their rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Deed of Trust, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Beneficiary shall elect.

          (e) Beneficiary may at any time request cancellation of Trustee's notice of sale, whereupon Trustee shall execute and record, or cause to be recorded, a Cancellation of Notice of Sale in the same county in which the Notice of Sale was recorded. The exercise by Beneficiary of this right shall not constitute a waiver of any default existing or subsequently occurring. In the event this Deed of Trust and the indebtedness and obligations secured hereby are reinstated in the manner provided by law, Beneficiary shall forthwith notify Trustee thereof as provided by law. Upon such notification, Trustee shall record or cause to be recorded a Cancellation of Notice of Sale in the same county in which the Notice of Sale was recorded within the period then required by law.

          (f) At any time before the Property has been sold pursuant to the power of sale granted hereby, this Deed of Trust may be foreclosed in the manner provided by law for the foreclosure of mortgages on real property. Provided that prior to commencing judicial foreclosure proceedings only, Beneficiary shall deliver written notice to Trustor, and Trustor shall have five (5) days from the notice to cure the default, including the payment of all additional interest and charges as specified herein and in the Note.

          (g) Upon the completion of any sale or sales made by the Trustee under or by virtue of this Section, the Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning, and transferring all estate, right, title and interest in and to the property and rights sold, but without any covenant or warranty, express or implied. The recitals in such deed of any manners or facts shall be conclusive proof of the truthfulness thereof. Except as otherwise provided by law, any such sale or sales made under or by virtue of this Section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Trustor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Trustor.

          (h) In the event of any sale made under or by virtue of this Section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure of sale, the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by the Trustor, pursuant to this Deed of Trust, immediately thereupon shall, anything in the Note or in this Deed of Trust to the contrary notwithstanding, become due and payable.

          (i) The purchase money proceeds or avails of any sale made under or by virtue of this Section, together with any other sums which then may be held by the Trustee or Beneficiary under this Deed of Trust whether under the provisions of this Section or otherwise, shall be applied as follows:

               First:   To the payment of the costs and expenses of such sale,
          including reasonable compensation to the Trustee and Beneficiary, their agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Trustee or Beneficiary under this Deed of Trust, together with interest at the rate specified in the Note, on all advances made by the Beneficiary and all taxes or assessments, except any taxes, assessments or other charges subject to which the Premises shall have been sold.

               Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal and interest, with interest on the unpaid principal and accrued interest at the rate specified in the Note, from and after the happening of any Event of Default described above from the due date of any such payment of principal until the same is paid.

               Third:   To the payment of any other sums required to be paid by
          the Trustor pursuant to any provisions of this Deed of Trust or of the Note.

               Fourth: The surplus, if any, to whomsoever may be lawfully entitled to receive the same.

          (j) Upon any sale under or by virtue of this Section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Beneficiary may bid for and acquire the Premises or any part thereof and in lieu of paying cash thereof may make settlement for the purchase price by crediting upon the indebtedness of the Trustor secured by this Deed of Trust the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which the Beneficiary is authorized to deduct under this Deed of Trust. The Beneficiary, upon so acquiring the Premises, or any part thereof, shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

     2.03  Foreclosure; Sale of Realty and Personalty as a Unit; Other Remedies.
           --------------------------------------------------------------------
Trustor agrees that all property of every nature and description, whether real or personal, covered by this Deed of Trust, together with all personal property covered by such security interests, are encumbered as one unit, and that upon default by Trustor under the Note secured hereby or under this Deed of Trust or any security agreement interests, at Beneficiary's option, may be foreclosed or sold in the same proceedings, and all of the Trust Property (both realty and personalty) may, at Beneficiary's option, be sold as such in one unit, pursuant to the provisions of Arizona Revised Statutes, Section 47-9501(d), or at Beneficiary's option, Beneficiary shall be entitled to exercise its rights of enforcement under the Uniform Commercial Code in force in Arizona at the date of this Deed of Trust.

     2.04  Marshalling of Assets; Waiver.  The Trustor on its own behalf and on
           -----------------------------
behalf of its successors and assigns hereby expressly waives all rights to require a marshalling of assets by Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to the sale of any portion of the Premises which might have been retained by Trustor before foreclosing upon and selling any other portion as may be conveyed by Trustor subject to this Deed of Trust. Any Trustor that has signed this Deed of Trust as a surety or accommodation party, or that has subjected its property to this Deed of Trust to secure the indebtedness of another hereby expressly waives the benefits of the provisions of Arizona Revised Statutes, Section 12-1641, et seq., waives any defense of
                                              -- ---
Trustor or by reason of the cessation from any cause whatsoever of the liability of Trustor, and waives the benefit of any statutes of limitation affecting the enforcement hereof.

     2.05  Extensions/Waivers by Beneficiary.  Beneficiary may at any time
           ---------------------------------
extend the time for payment of the indebtedness hereby secured, or any part thereof, or interest thereon, and waive any of the covenants or conditions of the Note or in this Deed of Trust contain, in whole or in part, either at the request of the Trustor or of any person having an interest in the property, take or release other security, release any part of the property or any party primarily or secondarily liable on the Note or hereunder or on such other security, grant extensions, renewals or indulgences therein or herein, apply to the payment of the principal and interest and premium, if any, of the indebtedness hereby secured any part or all of the proceeds obtained by sale or otherwise as herein provided, without resort or regard to other security, or resort to any one or more of the securities or remedies which Beneficiary may have and which in its absolute discretion it may pursue for the payment of all or any part of the indebtedness hereby secured, in such order and in such manner as it may determine, all without in any way releasing Trustor from any of the covenants, agreements, or conditions of the Note or this Deed of Trust, or relieving the unreleased property from the lien of this Deed of Trust for all amounts owing under the Note and this Deed of Trust.

     2.06  Non-Waiver.  By accepting payment of any sum secured hereby after its
           ----------
due date or late performance of any right against any person obligated directly or indirectly hereunder or on any indebtedness hereby secured, Beneficiary shall not have waived its right either to require prompt payment when due of all other sums so secured or to declare a default for failure to make such prompt payment. No exercise of any right or remedy by Trustee or Beneficiary hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law.

          No delay or omission of the Trustee or Beneficiary in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

          Except as otherwise provided by law, receipts of rents, awards, and any other monies or evidences thereof, pursuant to the provisions of this Deed of Trust and any disposition of the same by Trustee or Beneficiary shall not constitute a waiver of the power of sale or right of foreclosure by Trustee or Beneficiary in the event of default or failure of performance by Trustor of any covenant or agreement contained herein or any indebtedness secured hereby.

     2.07  Additional Rights and Remedies.  Beneficiary shall have, in addition
           ------------------------------
to all other rights and remedies provided herein and at law or in equity, the rights and remedies afforded by Arizona Revised Statutes, Section 33-702. In the event Trustor fails or refuses to surrender possession of the Premises after any sale thereof, Trustor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided that this remedy is not exclusive or in derogation of any other right or remedy available to Beneficiary.

     2.08  Non-Election of Remedies or Security.  All of the remedies provided
           ------------------------------------
for in this Deed of Trust or otherwise available to Beneficiary, and the election as to the use of any one such remedy, shall not be effective to exclude any other. The taking or acceptance of this Deed of Trust by Beneficiary shall in no event be considered as a waiver of, or in any way affecting or impairing any other security which Beneficiary may have, or acquire simultaneously herewith, or hereafter acquire for the payment of the indebtedness hereby secured, nor shall the taking at any time by Beneficiary of any such additional security be construed as a waiver of, or in any way affecting or impairing, the security of this Deed of Trust, and Beneficiary may resort, for the payment of the indebtedness secured hereby, to its several securities therefor in such order and manner as it may think fit.

                                 ARTICLE THREE
                              General Provisions
                              ------------------

     3.01  Acceptance of Trust, Notice of Indemnification.  Trustee accepts this
           ----------------------------------------------
trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless Trustee brings such action. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of such act is requested in writing and Trustee is reasonably indemnified against loss, cost, liability and expense.

     3.02  Powers of Trustee.  From time to time upon written request of
           -----------------
Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of the obligations secured hereby, Trustee may, without liability therefor and without notice; reconvey all or any part of the Premises; consent to the making of any map or plat thereof; join in granting any easement thereon; join in any declaration of covenants and restrictions; or join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee or Beneficiary may from time to time apply in any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding unless held or commenced and maintained by Trustee under this Deed of Trust. Trustor shall pay to Trustee its reasonable and customary charges for preparation of the release and reconveyance of the Property upon full payment of the Note.

     3.03  Indemnification of Trustee and Beneficiary.  Trustor indemnifies
           ------------------------------------------
Trustee and Beneficiary against all losses, claims, demands, and liabilities which either may incur, suffer or sustain in the execution of the trusts created hereunder or in the performance of any act required or permitted hereunder or as required under the laws of the State of Arizona.

     3.04  Substitution of Trustee.  From time to time, by a writing signed and
           -----------------------
acknowledged by Beneficiary and filed for record in the office of the Recorder of the County in which the Premises are situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall refer to this Deed of Trust and set forth the date, book and page of its recordation. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this paragraph shall be conclusive proof of the proper substitution of such new trustee. The Trustee may act hereunder and may sell and convey the property as herein provided, although the Trustee has been, may now be or may hereafter be, attorneys or agents of Beneficiary or of any other Beneficiary, in respect of any manner or business whatsoever.

     3.05  Rules of Construction.  When the identity of the parties hereto or
           ---------------------
other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The headings of each paragraph are for information and convenience only and do not limit or construe the contents of any provisions hereof.

     3.06  Severability.  If any terms of this Deed of Trust, or the application
           ------------
thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby and each term of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law.

     3.07  Successors in Interest.  Subject to the limitations set forth in
           ----------------------
paragraph 1.15, this Deed of Trust applies to, inures to the benefit of, and is binding not only on the parties hereto, but on their heirs, executors, administrators, personal representatives, successors and assigns. All obligations of Trustor hereunder are joint and several. The term "Beneficiary" shall mean the holder and owner, including pledgees, of the Note secured hereby, whether or not named as Beneficiary herein.

     3.08  Notices.  Every provision for notice, demand or request required in
           -------
this Deed of Trust or by applicable law shall be deemed fulfilled by written notice, demand or request personally served on (or mailed or sent by a nationwide commercial courier (e.g., Federal

Express, UPS) to, as hereinafter provided) the party entitled thereto or on its successors or assigns. If mailed, such notice, demand or request shall be made by certified or registered mail, and deposited in any post office station or letter-box, enclosed in a postage prepaid envelope addressed to such party at its address set forth below, or to such other address as either party hereto shall direct by like written notice and shall be deemed to have been made on the second day following posting as aforesaid. If personally served or commercially sent, the party giving such notice shall be deemed to have given such notice on the day that personal service is made or delivery is made by the national courier to the party being noticed occurs. For the purposes herein, notices shall be sent to Trustor and Beneficiary as follows:

     TRUSTOR:     MATRIX BANCORP, INC.
                  1380 Lawrence Street, Suite 1400
                  Denver, Colorado 80204

     TRUSTEE:     SIDNEY N. MENDELSOHN, JR.
                  2730 East Broadway Boulevard, Suite 100
                  Tucson, Arizona  85716

     BENEFICIARY: THE OHIO NATIONAL LIFE INSURANCE COMPANY
                  One Financial Way
                  Cincinnati, Ohio  45242
                  Attention:  Mortgages & Real Estate

     3.09  Modifications.  This Deed of Trust may not be amended, modified or
           -------------
changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

     3.10  Governing Law.  This Deed of Trust shall be construed according to
           -------------
and governed by the laws of the State of Arizona.

     3.11  Statute of Limitations.  The right to plead any and all statutes of
           ----------------------
limitations as a defense to any obligation secured by this Deed of Trust is hereby waived.

     3.12  Joint and Several.  The liability of each person or party signing
           -----------------
this Deed of Trust as Trustor shall be joint and several.

     3.13  Offset.  No offset or claim that Trustor now or may in the future
           ------
have against Beneficiary shall relieve Trustor from paying installments or performing any other obligation herein or secured hereby.

     3.14  Trustor Requests.  The undersigned Trustor requests that a copy of
           ----------------
any notice of sale hereunder be mailed to it at the address specified in this Deed of Trust or to such other address as Trustor may, from time to time, designate in writing.

     3.15  Conflicting Provisions.  If the terms of this Deed of Trust are in
           ----------------------
conflict with any term contained in the Note or in any other instrument related to this transaction, the terms of this Deed of Trust shall prevail.

     3.16  Non-disturbance and Attornment.  Beneficiary will, upon request of
           ------------------------------
Trustor, execute non-disturbance and attornment agreements with lessees of the Premises in a form reasonably acceptable to Beneficiary.

     3.17  Acknowledgment of Due Process; Waiver.  Trustor hereby waives the
           -------------------------------------
following rights it may have:

           (a) The right to have a jury trial in connection with any litigation arising hereunder or under the Note or any of the other Security Documents;

           (b) In connection with a foreclosure hereunder, whether by judicial or non-judicial means, the rights of appraisement and redemption; and

           (c) The right to a judicial hearing in connection with the exercise of any right or remedy provided by this Deed of Trust.

           Trustor's waivers under this paragraph have been made voluntarily, intelligently and knowingly and after Trustor has been apprised and counseled by its attorneys as to the nature thereof.

     3.18  Inspections.  Until all obligations of the Trustor are satisfied in
           -----------
full, Beneficiary, and its agents, representatives, officers, employees are authorized to enter at any reasonable time upon or on any part of the Property for the purpose of inspecting the same and for the purpose of performing any of the acts Beneficiary is authorized to perform hereunder or under the terms of any of the Security Documents.



     IN WITNESS WHEREOF, the Trustor has caused this instrument to be signed as of the date first above written.


                    TRUSTOR:

                    MATRIX BANCORP, INC.

                    By:    /s/ Thomas J. Osselaer
                           -----------------------------------------
                    Name:      Thomas J. Osselaer
                           -----------------------------------------
                    Title:     Agent
                           -----------------------------------------


Witness


STATE OF ARIZONA         )
                         ) ss.
COUNTY OF MARICOPA       )

     The foregoing instrument was acknowledged before me this _____ day of March, 1999, by______________________________________________, the
_____________________________ of MATRIX BANCORP, INC., a Colorado corporation.

                         _______________________________
                         Notary Public
My Commission Expires:
____________________


STATE OF ARIZONA         )
                         ) ss.
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this _____ day of March, 1999, by ___________________________________, Witness.

                         _______________________________
                         Notary Public
My Commission Expires:
____________________